Cyto Sorbents Investor Presentation June 2012 OTCBB: CTSO Cyto Sorbents Corporation Working to Save Lives Through Blood Purification

Cyto Sorbents 2 Safe Harbor Statement Statements in this presentation regarding CytoSorbents Corporation and its operating subsidiary CytoSorbents, Inc that are not historical facts are forward - looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements . Any such forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . It is routine for our internal projections and expectations to change . Although these expectations may change, we are under no obligation to inform you if they do . Actual events or results may differ materially from those contained in the projections or forward - looking statements . The following factors, among others, could cause our actual results to differ materially from those described in a forward - looking statement : our history of losses ; potential fluctuations in our quarterly and annual results ; competition, inability to achieve regulatory approval for our device, technology systems beyond our control and technology - related defects that could affect the companies’ products or reputation ; risks related to adverse business conditions ; our dependence on key employees ; competition for qualified personnel ; the possible unavailability of financing as and if needed ; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties . This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward - looking statements . Readers are referred to a discussion of important risk factors detailed in the Company’s Form 10 - K filed with the Securities and Exchange Commission on March 30 , 2012 and other reports and documents filed from time to time by us, which are available online at www . sec . gov .

Cyto Sorbents 3 Cyto Sorbents Overview Cyto Sorbents is a publicly - traded, critical care - focused device company using blood purification to treat disease, with its first European Union approved product, Cyto Sorb ® The goal of Cyto Sorb ® is to modulate the immune response to prevent or treat organ failure – the leading cause of death in the intensive care unit

Cyto Sorbents 4 • CytoSorb ® is is now approved for use in the European Union as a first - in - class cytokine filter, clinically proven to reduce “cytokine storm” in patients with septic shock, one of the biggest killers in the intensive care unit • This reduction in “cytokine storm” led to a statistically significant improvement in mortality in patients at highest risk of death from sepsis, in a subgroup, post - hoc analysis • The company generated its first initial revenue from CytoSorb during a controlled market test release of the product. A formal market launch in Germany is planned soon • The US Army is funding a Phase I SBIR grant to evaluate the use of CytoSorb and our next generation technologies to treat trauma • DARPA informed us that our cytokine and toxin binding technology has been selected for funding in its “Dialysis - like Therapies” initiative to treat sepsis, pending successful contract negotiations Recent Company Highlights

Cyto Sorbents 5 Management Team • Phillip Chan, MD, PhD – Chief Executive Officer and President Board - certified internal medicine physician. MD/PhD from Yale School of Medicine. Internal Medicine residency at the Beth Israel Deaconess Medical Center at Harvard. Former Partner at NJTC Venture Fund heading up healthcare and life science investments for five years. Co - founder of the venture - backed medical device firm, Andrew Technologies • Robert Bartlett, MD - Chief Medical Officer World - renowned as the pioneer in extracorporeal membrane oxygenation therapy (ECMO) and the former Director of the Surgical Intensive Care Unit at University of Michigan, with extensive experience in critical care medicine including the treatment of sepsis and respiratory disease • Vincent Capponi, MS - Chief Operating Officer More than 20 years experience in the medical device, pharmaceutical and imaging fields at Upjohn, Sims Deltec and Sabratek with strengths in operations and manufacturing • David Lamadrid, MBA - Chief Financial Officer Over 19 years of business experience in finance and management, previously at Chase Manhattan Bank and several high growth product distribution companies.

Cyto Sorbents 6 Medical Advisory Board John Kellum, MD Professor of Critical Care Medicine & Anesthesiology University of Pittsburgh Medical Center Chair of the Sepsis Advisory Board Emil Paganini, MD Former Section Head of Dialysis and Extracorporeal Therapy Cleveland Clinic Foundation Joseph Parrillo, MD Chief and Professor of Medicine Director of the Cooper Heart Institute University of Medicine and Dentistry of New Jersey Editor - in - Chief of the journal Critical Care Medicine Claudio Ronco, MD Director, Dialysis and Renal Transplantation Programs of St. Bartolo Hospital (Vicenza, Italy) Thomas Stewart, MD Associate Professor of Medicine and Anesthesiology Director of Critical Care Medicine Mount Sinai Hospital, University of Toronto

Cyto Sorbents 7 Technology Overview The heart of the technology is a biocompatible, highly porous, polymer bead that can remove a wide range of toxic substances from blood and fluids based on pore capture and surface adsorption

Cyto Sorbents 8 Beads Can Be Used In Many Forms Hemoperfusion “Beads in a Bag” In - line Filter

Cyto Sorbents Cyto Sorb ® Modulating the Immune System to Prevent or Treat Organ Failure

Cyto Sorbents 10 Critical Care Is a Big Market in Need • Intensive care unit (ICU) expenses account for ~20% of a hospital’s budget • ICU care is the highest level of medical care and costs ~$2,000 per patient daily • In 2005, $82 billion was spent treating critically ill patients in the US or 0.7% of the United States Gross Domestic Product (GDP) * • In 2000, US hospitals lost $6 billion on Medicare patients who spent at least 1 day in the ICU versus a $2 billion profit on those never in the ICU ** • Around the world, millions of people die each year in the ICU with almost half dying of multi - organ failure * Halpern, NA, et al., Crit Care Med 2010, 38(1):65 - 71. ** Cooper, L, et al, Crit Care Med 2004, 32(11):2247 - 2253.

Cyto Sorbents 11 Organ Failure is the Top Cause of Death Organ Failure occurs when vital organs stop working. It is the leading cause of death in the intensive care unit.

Cyto Sorbents 12 Little to Prevent or Treat Organ Failure • Multiple Organ Dysfunction Syndrome (MODS) and Multi - organ Failure are common in the ICU • Most of the therapies in the ICU are supportive care therapies that help keep a patient alive, but do not prevent or treat organ failure • Mechanical ventilation • Dialysis • Vasopressor therapy • ECMO • MARS • Blood tranfusions • Because of this, patients often stay in the ICU for days to weeks due to the inability to proactively treat them and affect their outcome • Consequently many patients have a high risk of death, often > 30% • Better “active” therapies are needed to prevent or treat organ failure

Cyto Sorbents 13 Cyto Sorb ® Is Our Answer to the Problem Cyto Sorb ® is the cornerstone of our critical care strategy. It is now approved for sale in the European Union as an Extracorporeal Cytokine Filter to be used whenever cytokines are elevated

Cyto Sorbents 14 Clinically Proven to Reduce Cytokine Storm Cyto Sorb ® is clinically proven to safely reduce the excessive production of cytokines, or “cytokine storm”, triggered by critical illnesses that could otherwise lead to a systemic inflammatory response (SIRS) • Left unchecked, this worsening inflammation can cause the failure of multiple organs such as the lungs, heart, kidneys, brain and liver, making it the leading cause of death in the intensive care unit • By reducing cytokine storm, CytoSorb is designed to modulate the immune response and control SIRS. The goal is to actively prevent or treat organ failure, thereby reducing illness severity and helping patients to heal and recover faster

Cyto Sorbents 15 • Obtain venous access with temporary dialysis catheter • Pump blood through the cartridge using standard dialysis machines found in most hospitals • The polymer beads remove cytokines • “Purified” blood is pumped back into the patient • Can treat 20 - 30 total blood volumes per 6 hr treatment • Each treatment uses a new cartridge Cyto Sorb is Elegant and Easy to Use

Cyto Sorbents Cyto Sorb Is Active in Cytokine Sweet Spot Hemodialysis 0 kDa 10 20 30 40 50 60 70 IL - 1 b, IL - 1 a TNF - α monomer IFN - γ monomer IL - 1Ra IL - 10 TNF - α trimer IFN - γ dimer HMGB1 TGF - β IL - 6 sFas ligand MCP - 1 IL - 13 MCP - 1 glycosylated Albumin IL - 8 MIP - 1α IL - 18 sTNFR IL - 4 G - CSF 16 Cyto Sorb ®

Cyto Sorbents Cyto Sorb Broadly Reduces Cytokines IL - 6 TNF - a IL - 10 IL - 1 a IL - 1ra IL - 8 Cytokine reduction over time during in vitro perfusion with serum (or buffer) Valenti, I “Characterization of a Novel Sorbent Polymer for the Treatment of Sepsis” 2008 17

Cyto Sorbents Why is the Reduction of Cytokines by a Cytokine Filter Important?

Cyto Sorbents 19 Cytokines: A Dual - Edged Sword • Cytokines are small proteins that, in moderation, normally help stimulate and regulate the immune system. They are required for proper immune system function • However, in mild to moderate excess, cytokines can cause or exacerbate disease (e.g. autoimmune diseases) • $14 billion in worldwide sales of specific anti - cytokine therapies such as Enbrel (Amgen), Remicade (J&J) and Humira (Abbott) have validated the anti - cytokine approach • But in vast excess, often called “cytokine storm”, as seen in critical care illnesses, broader, more powerful therapies are needed

Cyto Sorbents 20 You Have Had a “Mini Cytokine Storm” Influenza is a simple example of an infection that triggers the body’s immune system and induces a mild cytokine storm causing a systemic inflammatory response syndrome (SIRS) Common symptoms: • High fever • Overwhelming fatigue and weakness • Severe body aches • Headache • Chills • Nausea • Rapid breathing and heart rate

Cyto Sorbents 21 Cytokine Storm Is Common in the ICU Cytokine Storm Infection ARDS Burns Trauma Surgery Pancreatitis Influenza The difference is that this cytokine storm is severe and deadly

Cyto Sorbents 22 Shock Clotting Cytokine Storm Causes Direct Organ Injury Cytokine Storm Inflammation, Organ Failure and Infection Lung Injury Cell Death Renal Failure Immune Paralysis

Cyto Sorbents 23 Cytokine Storm Also Causes “Immune Confusion” An injury or infection usually leads to the local production of cytokines. Normally, these cytokines allow white blood cells to home in on the infection and migrate from the blood stream into the affected area. Blood Vessel (blood flow ) Tissue White Blood Cell

Cyto Sorbents 24 But Cytokine Storm Masks the Injury Site Cytokine Storm Cytokine Storm makes the entire body looks inflamed, injured and infected

Cyto Sorbents 25 Result: Cytokine and Cell - Mediated Organ Injury This leads to “Immune Confusion” and widespread inflammation with white blood cells infiltrating and damaging innocent bystander organs causing organ damage/failure

Cyto Sorbents 26 Cytokine Storm in Action TeGenero Anti - CD28 monoclonal antibody Phase I Trial • Designed to stimulate the immune system to treat cancer • Phase I safety trial (2006) – 6 healthy adult males • 90 minutes: All had a systemic inflammatory response Headache, nausea, muscle pain, diarrhea, hypotension • 12 - 16 hours: All became critically ill Severe lung injury, renal failure, DIC • Cytokine storm persisted for 2 - 3 days • Two with the worst cytokine storm had prolonged shock and severe lung injury • Showed clearly that cytokine storm, and not infection or cancer, was the cause of multiple organ failure “Cytokine Storm in a Phase I Trial of the Anti - CD28 MAb TGN 1412” New England Journal of Medicine, 2006:355:1018 - 28

Cyto Sorbents 27 Treating Cytokine Storm – The Holy Grail Reduction in Cytokine Storm has been the target of the industry for three decades • Unfortunately, most drugs and biologics can only reduce a single cytokine or inflammatory mediator • Too much redundancy in the immune system for this strategy to work Cyto Sorb ® is a first - in - class cytokine filter, and a novel broad spectrum solution to treat cytokine storm, modulate the immune system and to potentially prevent or treat organ failure

Cyto Sorbents Cyto Sorb ® Sepsis and Infection: A Classic Example of Cytokine Injury and Multiple Organ Failure

Cyto Sorbents Sepsis is a Worldwide Crisis Sepsis is the result of an overzealous immune response to infection driven by “cytokine storm” • Top 10 killer afflicting 18 million people worldwide every year • Incidence of sepsis doubled in the past 10 years and is increasing • Severe sepsis kills 1 in every 3 despite the best medical treatment. Septic shock kills 1 in every 2 • Kills more people in the U.S. than either heart attacks, strokes, or any single type of cancer • Now there are NO approved therapies to treat it, with the withdrawal of Xigris (Lilly) from all markets following a failed post - marketing study 29

Cyto Sorbents Costs of Treatment Are Enormous Without adequate therapies, the treatment of sepsis is costly • 10 - 20% of all admissions to the ICU are for sepsis • Average cost of treating a septic patient in the ICU is ~$2000 - 3000 per day in both the United States and European Union • Average length of stay in the ICU is approximately 12 - 18 days for sepsis • Average total hospital stay exceeds 20 days • Average hospital cost for one sepsis patient is $45,000 - 65,000 and can be as high as $150,000 • Overall cost of sepsis in the U.S. is estimated at $18 billion per year • In Germany, sepsis accounts for a third of the overall ICU budget and overall costs the healthcare system $6.3 billion annually 30

Cyto Sorbents Standard of Care is Inadequate Standard of care therapy • Antibiotics • Fluids • Nutrition • Medications • Supportive care therapies • Vasopressors for hemodynamic instability • Oxygen, mechanical ventilation, or extracorporeal membrane oxygenation (ECMO) for respiratory failure • Renal replacement therapy (dialysis, hemofiltration) for acute kidney injury • Surgical exploration and repair, incision and drainage • Controversial: insulin, steroids Despite this, overall mortality exceeds 30% 31

Cyto Sorbents Time (days to weeks) Sepsis has two facets but only one is treated Pro - Inflammatory Anti - inflammatory Organ Failure Death Recovery TOXIC Cytokine Storm The infectious insult can be treated with antibiotics/antivirals, but there are currently no therapies to treat the immune response and cytokine storm 32

Cyto Sorbents Antibiotics Cyto Sorb Can Fight Cytokine Storm TOXIC Organ Damage Time Recovery Cyto Sorb 33

Cyto Sorbents Cyto Sorb ® Pre - Clinical Animal Data

CytoSorb Has Strong Animal Data

CytoSorb animal models simulating sepsis from a ruptured appendix* with _no antibiotics and only a single 3-hour treatment…_

Increased survival to 65% (treated) from 12.5% (sham), $p<0.01$


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* Cecal ligation puncture (CLP): 20 hours after CLP, rats were treated for 3 hours with either CytoSorb or sham. Kaplan-Meier survival curve demonstrates improved survival in treatment group

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorption on cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

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...and reduction of cytokines

Natural log scale demonstrates a 50-80% reduction of cytokines over the 3 hour treatment and persistent reduction 6 hours after treatment cessation, compared to sham, demonstrating control of cytokine storm



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Black bars = CytoSorb

White bars = Sham

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorption on cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

20 hours after CLP, rats were treated for 3 hours with either CytoSorb or sham. Treatment was discontinued and cytokine values were taken again 6 hours after the end of treatment, $p<0.05$

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Cyto Sorbents … with prevention of shock Peng, ZY, Carter, MJ, Kellum, JA “Effects of hemoadsorptionon cytokine removal and short term survival in rats” Crit Care Med (2008) 36(5): 1573 - 7 Effects of hemoadsorption on mean arterial pressure (MAP) (Mean +/ - SEM, mm Hg) in the CLP rat sepsis model. Hemoadsorption is shown in the dashed line while sham results are shown in the solid line. MAP was significantly different over time and between groups (p<0.01). For pair - wise comparisons: *hemoadsorption vs sham (p<0.05) and T compared with baseline (p<0.05) CytoSorb Sham Note the stabilizing effect on blood pressure persists 6 hours after the 3 hour CytoSorb treatment compared to the rapid decline in the sham control animals 37

CytoSorb May Also Decrease Production

CytoSorb reduces activity of NF-κB, a major inflammatory transcription factor and driver of cytokine production



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NF-κB activity in the livers of CytoSorb or sham-treated animals following 4 hours of treatment as determined by nuclear extract and electrophoretic mobility shift assay. Mean data from 12 animals ($p<0.05$).

Kellum, JA, Song M, Venkataraman, R "Hemoadsorption removes TNF, IL-6, and IL-10, reduces NF-KB DNA binding, and improves short-term survival in lethal endotoxemia" Crit Care Med (2004) 32(2): 801-805

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Cyto Sorbents 39 Cyto Sorb Also Reduces “Immune Confusion” Cyto Sorb Cyto Sorb treatment also helps to “unmask” the true site of infection, allowing better white blood cell targeting and improved bacterial clearance at the site of infection, while preventing indiscriminate cell - mediated organ injury Cytokine Storm Widespread Inflammation Organ Injury

Cyto Sorbents Cyto Sorb ® Human Clinical Data

Cyto Sorbents 41 Cyto Sorb European Sepsis Trial Randomized, controlled clinical trial in 43 patients with predominantly septic shock and respiratory failure • Compared Standard of Care (SOC) therapy alone versus SOC therapy plus Cyto Sorb treatment • Patients had a very high risk of death • All had multiple organ failure • Roughly half were age ≥ 65 (13 - fold risk of death) • Roughly one third had very high cytokine levels • Two goals of the trial • Demonstrate safety of treatment • Achieve statistically significant reduction of IL - 6 (primary endpoint)

Cyto Sorbents 42 Treatment was Safe • No serious device related adverse events in more 300 treatments in septic patients in the trial, increasing the total number of safely administered human Cyto Sorb treatments to more than 650 • Treatment was well - tolerated by patients First Do No Harm Cyto Sorb

Cyto Sorbents Achieved statistically significant 30 - 50% reduction in key cytokines across the 7 - day treatment period. 49.1% reduction p=0.01* 49.5% reduction p=0.002 36.5% reduction p=0.001 30.2% reduction p=0.002 Cyto Sorb ® Broadly Reduces Cytokines N = 43 (18 treatment; 25 control) *interim analysis 43

Cyto Sorbents Who Benefits Most from Cytokine Reduction? 44 There were two sub - groups that were of great interest • Patients with very high cytokine levels • Based on literature and our hypothesis, those with very high cytokines have very severe disease and are at highest risk of multi - organ failure and death • Patients 65 years and older • These patients have immune system dysfunction and are prone to infection and sepsis • The cytokine response and immune effector cell population is different than in younger patients • Patients older than age 65 account for two - thirds of all patients hospitalized for sepsis • These are the patients that account for the high mortality in sepsis

Cyto Sorbents Patients with Very High Cytokine Levels

Cyto Sorbents Treatment Reduced Need for Ventilation in Patients with High Cytokine Levels 46 Patients on mechanical ventilation at 28 - days: (33% vs 88% control, p=0.09, N = 14; 6 treated, 8 control) * IL - 6 (>1,000 pg/mL) or IL - 1ra (>16,000 pg/mL) *

Cyto Sorbents Treatment Improved Mortality in Patients with High Cytokines Levels Statistically significant 28 - day mortality benefit with small number of patients (0% vs 63% control, p=0.03, n=14) 60 - day mortality (17% vs 63% control, p=0.14, n=14) 47 * IL - 6 >1,000 pg/mL or IL - 1ra >16,000 pg/mL *

Cyto Sorbents Patients 65 Years and Older

Cyto Sorbents Statistically Significant Reduction in 14 - Day Mortality (Age ≥ 65) CytoSorb use is correlated with a potential protective effect for up to 14 days (0% vs 36% mortality in control, p=0.04, n=21 (10 treated, 11 control) in patients ≥ 65 years of age 49 14-Day Survival (Age > 65) 50% 60% 70% 80% 90% 100% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Time to Death (Days) % Patient Survival Control Treat *

Cyto Sorbents Longer Treatment Could Extend Benefit • 28 - day mortality shows gradual loss of treatment effect on mortality (40% vs 45% control, p=0.6; n=21) • CytoSorb treatment was limited to only 7 days by protocol to ensure patient safety, regardless of how patients were doing. In this sick population, longer treatment beyond 7 days may yield even greater benefit 50 28-day Survival (Age > 65) 0% 20% 40% 60% 80% 100% 1 2 3 4 5 6 7 8 9 10111213141516171819202122232425262728 Time to Death (Days) % Patient Survival Control Treat

Cyto Sorbents Improvement in Organ Dysfunction (Age ≥ 65) 51 -30% -25% -20% -15% -10% -5% 0% % Reduction in MODS Score on Day 7 (versus Day 1) Control Treatment • The Multiple Organ Dysfunction Score (MODS) is used to measure the level of organ injury over time (high score is worse) • Cyto Sorb treated patients ≥ 65 years old demonstrate a trend to benefit in a reduction of MODS ( - 28% vs - 9% control) during 7 days of treatment

Cyto Sorbents The Pieces are in Place for Potential Commercial Success

Cyto Sorbents Cyto Sorb ® Is Part of a Growing ICU Trend Critical care therapies that purify or treat blood out of the body are commonplace and becoming more prevalent • Hemodialysis and hemofiltration - The most popular forms of extracorporeal blood purification and used worldwide • ECMO (Extracorporeal Membrane Oxygenation) – Hypoxic respiratory failure • Plasmapheresis/Plasma Exchange - Autoimmune diseases, inflammation • Molecular Adsorbent Recirculation System (MARS) – Liver failure • Aquapheresis – Heart failure • Charcoal Hemoperfusion – Drug overdose • Extracorporeal CO2 removal – Hypercapneic respiratory failure 53

Cyto Sorbents Major Unmet Need & Little Competition No Approved Therapies in the EU or US to Prevent or Treat Organ Failure • Severe sepsis and septic shock • Acute respiratory distress syndrome • Trauma • Burn injury • Severe Acute Pancreatitis • Cardiopulmonary bypass and complications of surgery • Organ transplant 54

Cyto Sorbents 55 Cyto Sorb ® is State of the Art Technology • CE Mark approved • Clinically proven as an effective cytokine filter with encouraging clinical data • Biocompatible and hemocompatible – ISO 10993 • Good safety track record – 160 canine, >650 human treatments • Massive capacity • Easier to use than dialysis and other mid - molecular weight filters • Compatible with standard hospital dialysis equipment • Inherently high gross margins • 3 - year shelf life at room temperature

Cyto Sorbents 56 CytoSorb is reimbursable in Germany at more than $ 500 per cartridge or ~$ 3,500 for 7 days of treatment • This is in excess of the standard DRG payment • It reduces the risk of a major barrier to adoption Cyto Sorb Is Reimbursable In Germany

CytoSorb Has Big Market Potential

• CytoSorb hemoperfusion	~ $ 500/device
• CytoSorbents treatment (7 days)	~ 7 devices
• Average patient treatment revenue	~ $ 3,500
• Annual sepsis patients in US and EU	~ 2.5 million

Sepsis Alone

$ 6-10 Billion US* and EU Market

$ 500-800M Germany only

All Critical Care Applications

$ 10-15 Billion US* and EU Market

~ $ 1+ Billion Germany only

A fraction of the Total Addressable Market would make CytoSorb one of the most successful medical devices to date

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* CytoSorb approved for E.U. use only

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Cyto Sorbents Cyto Sorb is Manufactured Profitably CytoSorbents manufactures its own polymer and devices at its New Jersey facility Manufacturing is a Mature Process • ISO 13485:2003 Full Quality Systems certification • Manufacturing plant • Polymer production, device fill, packaging, QA/QC testing Gross margins are currently >50% Target gross margins in volume are expected to be > 80% 58

Cyto Sorbents Infrastructure Is Nearly Complete • Established CytoSorbents Europe GmbH subsidiary • Berlin office forms the center of our activities in Europe • New key hires including VP Sales and Marketing and sales team in process • Cyto Sorb ® is now a registered trademark in the E.U. and U.S. • New website is under construction that will be more product focused and offer more information 59

Cyto Sorbents • Initial focus is on direct sales in Germany * Sepsis * Acute Respiratory Distress Syndrome * Trauma * Burn and smoke inhalation injury * Pancreatitis * Surgical complications • Orders from early adopters led to early modest revenue during a controlled market release of Cyto Sorb in select areas in Germany even without a sales force in place • An official direct sales launch in Germany will begin soon with an initial sales force of 4 reps, who will start in a staggered fashion • In discussions with potential independent distributors and partners to expand outside Germany • Key opinion leaders at nearly 20 different German hospitals have now agreed to evaluate Cyto Sorb with about 10 more outside of Germany 60 Initial Launch of Cyto Sorb In Germany

Cyto Sorbents • The focus is on key opinion leaders (KOLs) who are early technology adopters while leveraging contacts from the sales team • Provide good customer support to ensure optimal outcomes • Establish deep contacts at hospitals and encourage repeat usage • Provide data to support utilization in different critical illnesses • Support clinical and basic research studies using CytoSorb that can generate data • Establish scientific merits of our technology by publishing data from our European Sepsis Trial and other studies • Continue to expand awareness with presentations and presence at important European critical care conferences 61 Drive Cyto Sorb Adoption in Key Accounts

Cyto Sorbents • We were awarded a Phase I SBIR grant from the US Army Medical Research and Materiel Command to develop and evaluate Cyto Sorb and our next generation technologies as a treatment for trauma and rhabdomyolysis • DARPA (Defense Advanced Research Projects Agency) selected our research proposal for funding for its multi - million dollar, multi - year “Dialysis - Like Therapeutics” program for the treatment of sepsis, pending successful contract negotiations 62 Cyto Sorb Gaining Government Support

CytoSorbents Has a Robust Pipeline

With strong development capabilities

NAME	INDICATION	DESCRIPTION	STATUS
CytoSorb®	Severe sepsis and septic shock ARDS/ acute lung injury Burn and smoke inhalation injury Trauma Severe acute pancreatitis Complications of influenza Autoimmune disease flares	Highly efficient cytokine filter that is designed to treat cytokine storm and inflammation	European CE Mark approved as a cytokine filter in cases where cytokines are elevated
CytoSorb®	Cardiac Surgery Protection of organ transplants	Highly efficient cytokine filter to reduce cytokine-induced organ injury	Observational human study completed Human pilot study completed
HemoDefend	Purification of blood transfusion products	"Beads in a Bag" purification technology	Pre-clinical proof of concept completed
BetaSorb™	Improvement of hemodialysis in end-stage renal disease	Removal of mid-molecular weight toxins that are inefficiently removed by standard dialysis	Four human pilot studies completed
CST 101/201	Drug overdose/ Chemotherapy removal during high dose regional chemotherapy	Efficient single pass removal of drugs and certain chemotherapy agents from blood	Pre-clinical proof of concept completed
CST 301	Trauma	Removal of myoglobin from blood caused by muscle breakdown and rhabdomyolysis in trauma	Pre-clinical proof of concept completed

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Cyto Sorbents Hemo Defend Protection for Blood Transfusions • 100M+ blood transfusions worldwide annually • Hundreds of thousands of people develop transfusion reactions due to contaminants in blood products • HemoDefend beads are designed to go into the blood storage bag and remove these contaminants continuously during storage • Neutrally buoyant beads distribute evenly, so no mixing is needed • A macrofilter prevents bead escape • No additional equipment is needed HemoDefend is a technology platform not yet approved in the US or EU 64

Cyto Sorbents Removes A Broad Range of Substances Antibodies Bioactive Lipids Hemoglobin Cytokines 65

Cyto Sorbents 66 Strong IP Position • Strong patent portfolio with 29 issued patents • IP covers composition of matter, resin characteristics, manufacturing techniques, methods and clinical applications • Oldest patents still have 6 years of patent life remaining • Multiple applications pending for many clinical applications

Cyto Sorbents 67 Cyto Sorbents has an active business development program seeking partners for its growth technology portfolio Cyto Sorb ® Hemo Defend Others Potential partners include companies involved in: • Dialysis and renal therapies • Pharmaceuticals • Critical care • Advanced materials • Blood transfusion and blood purification Partnerships help validate the technology, provide resources to further develop products, and a potential source of non - dilutive funding Cyto Sorbents Seeks Strategic Alliances

Cyto Sorbents • Cyto Sorb targets some of the most costly and unmet medical needs in medicine today by trying to prevent or treat multi - organ failure - the root cause of why almost half of patients die in the ICU • Critical care is a tremendous opportunity with a total addressable market that exceeds $10 billion and a sinkhole of costs for hospitals and the healthcare system • There are few, if any, alternative solutions to these problems • Cyto Sorb is a first - in - class product that is generating a lot of physician interest, with a strong, profitable business model, and the pieces in place to drive its potential success Cyto Sorbents Is a Major Potential Growth Story 68

Cyto Sorbents • Drive market awareness, adoption, and sales of Cyto Sorb ® in Germany via direct sales force, leveraging partners or distributors in rest of Europe • Conduct new clinical trials and generate more clinical data • Publish the results of the European Sepsis Trial • Advance discussions with the FDA on a U.S. trial • Finalize DARPA contract negotiations and complete Year 1 milestones • Complete Phase I SBIR US Army Grant and submit for Phase 2 SBIR • Invest in R&D while monetizing rich technology pipeline via out - licensing • Finance the company for expansion, while limiting shareholder dilution • Expand investor awareness amongst institutional investors and increase shareholder value and liquidity • Uplist to a national stock exchange Goals for 2012 - 2013 69

Cyto Sorbents Phillip P. Chan, MD, PhD CEO and President 7 Deer Park Drive, Suite K Monmouth Junction, NJ 08852 (732) 329 - 8885 ext *823 pchan@cytosorbents.com Cyto Sorbents Corporation Working to Save Lives Through Blood Purification OTCBB: CTSO Cyto Sorbents Corporation